Exhibit 10.3
OPTION TO PURCHASE
     This Agreement is between Thadd D. Knoblock and Wendy S. Knoblock, husband and wife, Trent L. Knoblock and Heather M. Knoblock, husband and wife, Troy J. Knoblock and Donna M. Knoblock, husband and wife, and Travis R. Knoblock and Kathy S. Knoblock, husband and wife, hereinafter referred to as First Parties and Victory Renewable Fuels LLC, hereafter referred to as Second Party:
     WHEREAS, First Parties are the owners of the following described real estate:
That part of the Southwest Quarter (SW 1/4) of Section Twenty (20), lying West of the Great Northern Railroad Right-of-Way in Township Ninety-nine (99) North, Range Forty-six (46) West of the 5th P.M., Lyon County, Iowa.
and
WHEREAS, Second Parties desire to obtain an Option to Purchase said described property;
     In consideration of One Thousand Dollars ($1,000.00) and the mutual covenants and promises herein, it is agreed as follows:
1.	Second Parties shall have the option to acquire

That part of the Southwest Quarter (SW ‘A) of Section Twenty (20), lying West of the Great Northern Railroad Right-of-Way in Township Ninety-nine (99) North, Range Forty-six (46) West of the 5th RM., Lyon County, Iowa.

2.	The exercise price shall be $5,000.00 per acre plus all transaction costs required to complete the transfer to Second Party herein including but not limited to, abstracting fees, transfer tax, recording fees, document preparation fees, title opinion fees and survey costs.

3.	First Parties agree to pay taxes pro-rated to date of possession if the option is exercised.

4.	This Option shall be effective until December 31, 2006, unless extended in writing by the parties.

5.	Second Party agrees to pay First Parties for any crop damage if possession is taken by Second Party prior to crop removal by First Parties.

6.	Second Party shall exercise said option by giving written notice of the intent to exercise the option.

7.	First Parties agree that Second Party shall have the right of access for the purpose of doing any surveying, testing and inspection. Second Party agrees to pay First

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Parties for any crop damage done as a result of said activities. First Parties agree to cooperate with any rezoning requests by Second Party.

8.	Possession and closing shall occur within 45 days after the election to exercise said option subject to completion of the necessary abstracting, title work and rezoning proceedings, if any.

9.	The First Parties agree to deliver a warranty Deed free of any liens, but subject to easements of record, and any zoning and other ordinances.

10.	Second Party agrees to cooperate with First Parties if First Parties elect to do a like-kind exchange or a deferred exchange.

11.	This Agreement is binding upon the parties, their successors and assigns.

12.	The parties may use any equitable or legal remedies to enforce the terms of this agreement.

13.	The Parties warrant they have their Tenants’ consent and approval for this agreement and will indemnify the other party for any Tenant objection and costs that either party may incur as the result of said objection, including reasonable attorney fees and court costs.

14.	The Parties agree to execute a Memorandum of this Agreement to be recorded.
Dated this 21st day of April, 2006.

/s/ Thadd D. Knoblock Thadd D. Knoblock	/s/ Wendy S. Knoblock Wendy S. Knoblock

/s/ Trent L. Knoblock	/s/ Heather M. Knoblock

Trent L. Knoblock	Heather M. Knoblock

/s/ Troy J. Knoblock	/s/ Donna M. Knoblock

Troy J. Knoblock	Donna M. Knoblock

/s/ Travis R. Knoblock	/s/ Kathy S. Knoblck

Travis R. Knoblock	Kathy S. Knoblock
FIRST PARTIES

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VICTORY RENEWABLE FUELS LLC

BY:	/s/ Allen L. Blauwet

	Its	Pres.

BY:

Its

SECOND PARTY

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STATE OF IOWA, COUNTY OF LYON, ss:
     On this 21st of April,2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Thadd D. Knoblock and Wendy S. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: DAVID LANTZ
Commission Number 717910 MY COMMISSION EXPIRES	/s/ David Lantz NOTARY PUBLIC
Aug 12, 2008]
STATE OF IOWA, COUNTY OF LYON, ss:
     On this 21st of April, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Trent L. Knoblock and Heather M. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: DAVID LANTZ
Commission Number 717910 MY COMMISSION EXPIRES	/s/ David Lantz NOTARY PUBLIC
Aug 12, 2008]
STATE OF IOWA, COUNTY OF LYON, ss:
     On this 21st of April, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Troy J. Knoblock and Donna M. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: DAVID LANTZ
Commission Number 717910 MY COMMISSION EXPIRES	/s/ David Lantz NOTARY PUBLIC
Aug 12, 2008]
STATE OF IOWA, COUNTY OF LYON, ss:
     On this 21st of April, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Travis R. Knoblock and Kathy S. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: DAVID LANTZ
Commission Number 717910 MY COMMISSION EXPIRES	/s/ David Lantz NOTARY PUBLIC
Aug 12, 2008]

STATE OF IOWA, COUNTY OF LYON, ss:
     On this 22nd of April, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Allen L. Blauwet and                      to me personally known, who being by me duly sworn [Handwritten: affirmed] did say that the persons are President and                      acknowledged the execution of said instrument to be the voluntary act and deed of said limited liability company, by it voluntarily executed.

/s/ Merlin Meyer

NOTARY PUBLIC

[Stamped	: MERLIN MEYER
Commission Number 713856
MY COMMISSION EXPIRES
NOVEMBER 30, 2007]

Prepared by: Paul Kippley, 110 N. Marshall St., Rock Rapids, IA 51246 (712) 472-2567
MEMORANDUM OF OPTION TO PURCHASE
     An Option to Purchase has been granted to Victory Renewable Fuels, LLC, from Thadd D. Knoblock and Wendy S. Knoblock, husband and wife, Trent L. Knoblock and Heather M. Knoblock, husband and wife, Troy J. Knoblock and Donna M. Knoblock, husband and wife, and Travis R. Knoblock and Kathy S. Knoblock, husband and wife, for the following described real estate:
That part of the Southwest Quarter (SW 1/4) of Section Twenty (20), lying West of the Great Northern Railroad Right-of-Way in Township Ninety-nine (99) North, Range Forty-six (46) West of the 5th P.M., Lyon County, Iowa.
A copy of the Option to Acquire can be obtained from Victory Renewable Fuels, LLC.
     This Option automatically lapses on December 31, 2006 unless extended in writing by the parties. If extended a Memorandum to that effect shall be recorded.
     Dated this 21st day of April, 2006.

/s/ Thadd D. Knoblock Thadd D. Knoblock	/s/ Wendy S. Knoblock Wendy S. Knoblock

/s/ Trent L. Knoblock	/s/ Heather M. Knoblock

Trent L. Knoblock	Heather M. Knoblock

/s/ Troy J. Knoblock	/s/ Donna M. Knoblock

Troy J. Knoblock	Donna M. Knoblock

/s/ Travis R. Knoblock	/s/ Kathy S. Knoblck

Travis R. Knoblock	Kathy S. Knoblock

STATE OF IOWA, COUNTY OF LYON, ss:
     On this 21st of April,2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Thadd D. Knoblock and Wendy S. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: DAVID LANTZ
Commission Number 717910	/s/ David Lantz
MY COMMISSION EXPIRES	NOTARY PUBLIC
Aug 12, 2008]
STATE OF IOWA, COUNTY OF LYON, ss:
     On this 21st of April, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Trent L. Knoblock and Heather M. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: DAVID LANTZ
Commission Number 717910	/s/ David Lantz
MY COMMISSION EXPIRES	NOTARY PUBLIC
Aug 12, 2008]
STATE OF IOWA, COUNTY OF LYON, ss:
     On this 21st of April, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Troy J. Knoblock and Donna M. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: DAVID LANTZ
Commission Number 717910 MY COMMISSION EXPIRES	/s/ David Lantz NOTARY PUBLIC
Aug 12, 2008]
STATE OF IOWA, COUNTY OF LYON, ss:
     On this 21st of April, 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Travis R. Knoblock and Kathy S. Knoblock, husband and wife, to me known to be the identical persons named in and who executed the foregoing instrument, and acknowledged that they executed the same as their voluntary act and deed.

[Stamped: DAVID LANTZ
Commission Number 717910 MY COMMISSION EXPIRES	/s/ David Lantz NOTARY PUBLIC
Aug 12, 2008]